Schedule to Exhibit 10.3
We have entered into 60 management agreements with Sonesta International Hotels Corporation or its subsidiaries, a representative form of which is filed as Exhibit 10.1 to our Current Report on Form 8-K filed on September 2, 2025. The specific management agreements, with the respective parties and applicable to the respective hotels listed below, are substantially identical in all material respects to the representative form of management agreement.

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
1.	Royal Sonesta Hotel Boston 40 Edwin Land Boulevard Cambridge, MA	HPT Cambridge LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
2.	Royal Sonesta Hotel New Orleans 300 Bourbon Street New Orleans, LA	Royal Sonesta, Inc.	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
3.	Sonesta Resort Hilton Head Island 130 Shipyard Drive Hilton Head Island, SC	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
4.	Royal Sonesta Hotel Baltimore 550 Light Street Baltimore, MD	Harbor Court Associates, LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
5.	Sonesta Hotel Philadelphia 1800 Market Street Philadelphia, PA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
6.	Royal Sonesta Hotel Houston 2222 West Loop South Houston, TX	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
7.	Sonesta Ft. Lauderdale 999 N Ft. Lauderdale Beach Boulevard Ft. Lauderdale, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
8.	Sonesta Silicon Valley 1820 Barber Lane Milpitas, CA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
9.	Royal Sonesta Chase Park Plaza 212 N. Kingshighway St. Louis, MO	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
10.	The Clift Royal Sonesta Hotel 495 Geary Street San Francisco, CA	HPT Geary Properties Trust	HPT Clift TRS LLC	Sonesta Clift LLC	Full
11.	Sonesta Suites Scottsdale 7300 E Gainey Suites Drive Scottsdale, AZ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
12.	Royal Sonesta Chicago Riverfront 71 E Wacker Drive Chicago, IL	HPT IHG-2 Properties Trust	HPT Wacker Drive TRS LLC	Sonesta Chicago LLC	Full
13.	Sonesta Irvine Orange County Airport 17941 Von Karman Avenue Irvine, CA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
14.	Sonesta Atlanta Northwest 6345 Powers Ferry Road NW Atlanta, GA	HPT IHG-3 Properties LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
15.	Sonesta Anaheim 1915 S. Manchester Avenue Anaheim, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
16.	Sonesta Los Angeles Airport 5985 W. Century Blvd Los Angeles, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
17.	Sonesta Redondo Beach and Marina 300 North Harbor Drive Redondo Beach, CA	HPTMI Properties Trust	SVC Redondo Beach TRS LLC	Sonesta Redondo Beach LLC	Full
18.	Sonesta San Jose 777 Bellew Drive Milpitas, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
19.	Sonesta Denver 1450 Glenarm Place Denver, CO	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
20.	Royal Sonesta Washington DC 2121 P Street NW Washington, DC	HPT IHG-3 Properties LLC	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
21.	Sonesta Miami Airport 950 N.W. LeJeune Road Miami, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
22.	Sonesta Atlanta Airport North 1325 Virginia Drive Atlanta, GA	HPT IHG-3 Properties LLC	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
23.	Sonesta Atlanta Airport South 4669 Airport Blvd Atlanta, GA	HPT IHG GA Properties LLC	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
24.	The Allegro Royal Sonesta Hotel 171 W. Randolph Street Chicago, IL	HPT IHG-3 Properties LLC	SVC Randolph Street TRS LLC	Sonesta Randolph Street LLC	Full
25.	Royal Sonesta Chicago River North 505 N. State Street Chicago, IL	HPT IHG Chicago Property LLC	HPT State Street TRS LLC	Sonesta State Street LLC	Full
26.	Sonesta Chicago OHare Airport 10233 West Higgins Road Rosemont, IL	HPT IHG-3 Properties LLC	SVC Higgins Road TRS LLC	Sonesta Higgins Road LLC	Full
27.	Sonesta Charlotte 5700 Westpark Drive Charlotte, NC	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
28.	Sonesta White Plains 66 Hale Avenue White Plains, NY	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta White Plains LLC	Full
29.	Sonesta Columbus 33 East Nationwide Blvd Columbus, OH	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
30.	Sonesta Yorkville (Royal) 220 Bloor Street West Toronto, ON	HPT IHG Canada Properties Trust	HPT TRS IHG-2, Inc.	Sonesta Toronto ULC	Full
31.	Royal Sonesta Portland 506 SW Washington Street Portland, OR	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
32.	Royal Sonesta San Juan 5961 Isla Verde Avenue San Juan, PR	HPT IHG PR, Inc.	SVC San Juan TRS LLC	Sonesta San Juan LLC	Full
33.	The Stephen F Austin Royal Sonesta Hotel 701 Congress Avenue Austin, TX	HPTMI Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
34.	The Alexis Royal Sonesta Hotel 1007 First Avenue Seattle, WA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Full
35.	Sonesta Emeryville 5555 Shellmound Street Emeryville, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Full

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
36.	Sonesta Kaua`i Resort 3610 Rice Street Lihue, HI	HPTMI Hawaii, Inc.	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Full
37.	Sonesta Nashville Airport 600 Marriott Drive, Nashville, TN	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Full
38.	Royal Sonesta Minneapolis Downtown 35 S 7th Street Minneapolis, MN	HPTWN Properties Trust	SVC Minneapolis TRS LLC	Sonesta Minneapolis LLC	Full
39.	Nautilus Sonesta Miami Beach 1825 Collins Avenue Miami, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
40.	Sonesta ES Orlando 8480 International Drive Orlando, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Extended Stay
41.	Sonesta ES Suites Torrance Redondo Beach 19901 Prairie Ave. Torrance, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Extended Stay
42.	Sonesta ES Suites Carmel Mountain 11002 Rancho Carmel Drive San Diego, CA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Extended Stay
43.	Sonesta ES Suites San Diego - Sorrento Mesa 6639 Mira Mesa Blvd Sorrento Mesa, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Extended Stay
44.	Sonesta ES Suites Lake Buena Vista 8751 Suiteside Drive Orlando, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Extended Stay
45.	Sonesta ES Suites Anaheim 1855 S. Manchester Avenue Anaheim, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Extended Stay
46.	Sonesta ES Suites Toronto Thornhill 355 South Park Road Toronto (Thornhill), ON	HPT IHG Canada Properties Trust	HPT TRS IHG-2, Inc.	Sonesta Canada ULC	Extended Stay
47.	Sonesta Simply Suites Jersey City 21 2nd Street Jersey City, NJ	HPT IHG-2 Properties Trust	SVC Jersey City TRS LLC	Sonesta Jersey City LLC	Extended Stay

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
48.	Sonesta Simply Suites Las Vegas 4034 South Paradise Road Las Vegas, NV	HPTMI Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Extended Stay
49.	Sonesta Simply Suites Scottsdale North 10740 North 90th Street Scottsdale, AZ	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Extended Stay
50.	Sonesta Simply Suites Falls Church 205 Hillwood Avenue Falls Church, VA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Extended Stay
51.	Sonesta Simply Suites Miami Airport 8855 NW 27th St. Miami, FL	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Extended Stay
52.	Sonesta Simply Suites Orange County Spectrum Center 16150 Sand Canyon Ave. Irvine, CA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Extended Stay
53.	Sonesta Simply Suites Boston Burlington 130 Middlesex Turnpike Burlington, MA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Extended Stay
54.	Sonesta Select Arlington Rosslyn 1533 Clarendon Boulevard Arlington, VA	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
55.	Sonesta Select Camarillo 4994 Verdugo Way Camarillo, CA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
56.	Sonesta Select Los Angeles Torrance 1925 West 190th Street Torrance, CA	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
57.	Sonesta Select Laguna Hills 23175 Avenida de la Carlota Laguna Hills, CA	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
58.	Sonesta Select Los Angeles LAX 2000 East Mariposa Avenue El Segundo, CA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
59.	Sonesta Select Middletown 9 Commerce Drive Middletown, RI	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
60.	Sonesta Simply Suites Atlanta 3665 Shackleford Road Duluth, GA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select